UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Weekly prescriptions of our primary care products grew significantly during the first quarter of 2015. Despite being placed on certain formulary exclusion lists beginning on January 1, 2015, during the first 12 weeks of 2015, DUEXIS® (ibuprofen/famotidine) weekly prescriptions rose 42% and VIMOVO® (naproxen/esomeprazole magnesium) weekly prescriptions rose 26%. Compared to the first 12 weeks of 2014, DUEXIS weekly prescriptions rose 55% and VIMOVO weekly prescriptions rose 9%. With respect to PENNSAID® (diclofenac sodium topical solution) 2% w/w, during the first 12 weeks of 2015, weekly prescriptions grew each week, representing a 353% increase during the period. We also continued to increase Prescriptions-Made-Easy (“PME”) activation for our primary care products in the first quarter of 2015, with the percentage of prescriptions filled through PME rising to 58%, 44% and 56% for DUEXIS, VIMOVO and PENNSAID 2%, respectively, for the week ended March 27, 2015.

Item 8.01.	Other Events.

As previously announced in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2015, Horizon Pharma, Inc., a Delaware corporation and our indirect wholly-owned subsidiary (“HPI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ghrian Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of HPI (“Purchaser”), and Hyperion Therapeutics, Inc., a Delaware corporation (“Hyperion”). Under the terms of the Merger Agreement, Purchaser will merge with and into Hyperion, with Hyperion surviving as a wholly owned subsidiary of HPI (the “Merger”).

In connection with the proposed Merger, we are filing certain information for the purpose of updating various aspects of our risk factors contained in our other filings with the SEC. A copy of this additional disclosure is attached as Exhibit 99.1 to this report and incorporated herein by reference. In addition, our unaudited pro forma combined financial statements are filed as Exhibit 99.2 hereto and incorporated herein by reference, and certain portions of the Annual Report on Form 10-K filed by Hyperion on March 4, 2015 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

The disclosures set forth in Item 2.02 of this report are incorporated by reference under this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Risk Factors.

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2014, which gives effect to the Merger and certain other related transactions.

99.3	Certain portions of the Annual Report on Form 10-K for the year ended December 31, 2014 filed by Hyperion Therapeutics, Inc. with the SEC on March 4, 2015.

Forward-Looking Statements

        This report and the documents incorporated herein by reference contain forward-looking statements, including, but not limited to, statements related to our anticipated acquisition of Hyperion and the timing and benefits thereof; estimated future financial results and performance of our business and Hyperion’s business, separately and as a whole; our financing plans; our, Hyperion’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions; development programs, clinical plans and anticipated product portfolio; and other statements that are not historical facts. These forward-looking statements are based on our current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our ability to complete the acquisition on the proposed terms and schedule; whether we or Hyperion will be able to satisfy their respective closing conditions related to the acquisition; whether sufficient stockholders of Hyperion tender their shares in the acquisition; whether we will obtain financing for the transaction on the expected timeline and terms; the outcome of legal proceedings that may be instituted against Hyperion and/or others relating to the acquisition; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of our ordinary shares could decline, as well as other risks related to our and Hyperion’s businesses, including the ability to grow sales and revenues from existing products; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our and Hyperion’s respective SEC filings and reports, including our and Hyperion’s respective Annual Reports on Form 10-K for the year ended December 31, 2014 and Exhibit 99.1 of this report. We undertake no duty or obligation to update any forward-looking statements contained in this report or in the documents incorporated herein by reference as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

This report is neither an offer to purchase nor a solicitation of an offer to sell any shares of common stock of Hyperion or any other securities. On April 9, 2015, we filed a tender offer statement on Schedule TO with the SEC and, on the same date, a Solicitation/Recommendation Statement on Schedule 14D-9 was filed with the SEC by Hyperion. The offer to purchase shares of Hyperion’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT, AS FILED AND AS IT MAY BE AMENDED FROM TIME TO TIME, AND THE SOLICITATION/ RECOMMENDATION STATEMENT, AS FILED AND AS MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Georgeson Inc., the Information Agent for the tender offer, at (866) 856-2826.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2015	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Risk Factors.

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2014, which gives effect to the Merger and certain other related transactions.

99.3	Certain portions of the Annual Report on Form 10-K for the year ended December 31, 2014 filed by Hyperion Therapeutics, Inc. with the SEC on March 4, 2015.